Exhibit 32-A

Certification of Chief Executive Officer

Pursuant to

U.S.C. Section 1350,

as Adopted Pursuant to

Section 906 of The Sarbanes-Oxley Act of 2002

I, Steven A. Raymund, Chairman of the Board of Directors and Chief Executive Officer of Tech Data Corporation, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(i)	Tech Data’s Quarterly Report on Form 10-Q for the quarterly period ended July 31, 2003, (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September 12, 2003

/s/ STEVEN A. RAYMUND
Steven A. Raymund Chairman of the Board of Directors and Chief Executive Officer